EQUINOX FUNDS TRUST

(THE “TRUST”)

EQUINOX CAMPBELL STRATEGY FUND

CLASS A     EBSAX

CLASS I     EBSIX

CLASS P     EBSPX

(THE “FUND”)

Supplement dated October 24, 2014 to Prospectus for the Fund dated February 1, 2014, as amended from time to time (“Prospectus”), and the Summary Prospectus dated February 1, 2014, as amended from time to time (“Summary Prospectus”).

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Fund’s Prospectus and Summary Prospectus.

As of October 31, 2014, Ajay Dravid and Rufus Rankin will be primarily responsible for the day-to-day management of the Funds. As of the same date, Richard Bornhoft, Afroz Qadeer and Sue Osborne will no longer be members of the portfolio management team for the Funds.

The following replaces the information in the section titled “Portfolio Managers” on page 8 of the Prospectus and page S6 of the Summary Prospectus:

Portfolio Managers:

The portfolio management team includes the following members as of October 31, 2014:

•	Ajay Dravid

•	Rufus Rankin

The following replaces the information in the section titled “Portfolio Managers” on page 18 of the Prospectus:

PORTFOLIO MANAGERS:

Dr. Ajay Dravid is the Managing Director of Portfolio Strategy for the Adviser and joined the Adviser in 2011. Dr. Dravid has also been appointed as Chief Investment Officer of Equinox Institutional Asset Management, LP, an affiliate of the Adviser, effective on November 1, 2014. As a co-portfolio manager of Equinox’s mutual funds, Dr. Dravid is involved in day-to-day portfolio and risk management, as well as in developing and structuring new products. Prior to joining Equinox, he was a consultant and a member of the Executive Committee of The Frontier Fund. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. From 2004 to 2006, he was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a co-portfolio manager for the Multi-Strategy Arbitrage funds, a quantitative analyst for Equity Long-Short funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and in client service. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. Prior to this, he was an Assistant Professor of Finance at the Wharton School.

Dr. Dravid has published numerous papers in leading academic and practitioner journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University. He holds a securities license Series 7 and CFTC/NFA Series 3 registration.

Dr. Rufus Rankin is the Adviser’s Director of Portfolio Management and joined the Adviser in 2011. Dr. Rankin has also been appointed as Director of Portfolio Management for Equinox Institutional Asset Management, LP, an affiliate of the Adviser, effective on November 1, 2014. Dr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by Equinox, a role that requires daily contact with and evaluation of CTAs, and other alternative investment managers. He is a co-portfolio manager of the firm’s mutual funds. Prior to his current role, he was Product Development Manager at Solon Capital, LLC, an affiliate of the Adviser. Before then, he performed sales at SEI from August 2005 to February 2009, and was previously at Morgan Stanley from September 2004 to August 2005. Dr. Rankin holds a BA in Philosophy and a Masters in International Studies from North Carolina State University and a Doctorate of Business Administration from Grenoble Ecole de Management. His doctoral dissertation focused on statistical methods of enhancing multi-manager and multi-asset portfolio diversification, with an emphasis on portfolios of CTAs and Hedge Funds.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The information in this supplement contains new and additional information beyond that in the Prospectus and Summary Prospectus and should be read in conjunction with such documents. Investors should retain this supplement for future reference.

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